EXHIBIT 99.3

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following sets forth unaudited pro forma consolidated financial statements as of and for the periods indicated. The unaudited pro forma consolidated financial statements have been prepared by Mercer International Inc. (“Mercer” or the “Company”) and give pro forma effect to the acquisition of all of the issued and outstanding shares of the parent company of Holzindustrie Torgau KG (“HIT”) (the “Acquisition”). For a more detailed discussion of the basis of presentation, see Note 1 to the unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated financial statements and related notes should be read in conjunction with both Mercer’s and HIT’s consolidated financial statements. The pro forma information is presented for illustrative purposes only and does not purport to represent what Mercer’s actual results of operations or financial position would have been had the matters described above occurred on the dates assumed, nor is it necessarily indicative of Mercer’s future operating results or combined financial position. The information reflects the operations of HIT prior to the Acquisition.

Mercer prepares its financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). HIT prepared its June 30, 2022 financial information using GAAP principles, and its December 31, 2021 financial statements in accordance with German accounting standards (“German GAAP”), which differs in certain respects from GAAP. For a discussion of the principal differences between German GAAP and GAAP as they relate to HIT and Mercer on a pro forma basis, see Note 5 to our unaudited pro forma consolidated financial statements.

MERCER INTERNATIONAL INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

As of June 30, 2022

Unaudited (In thousands)

			Pro Forma		Pro Forma
	Mercer	HIT	Adjustments		Consolidated
			(Note 4)
ASSETS
Current Assets
Cash and cash equivalents	$419,861	$35,209	$(176,579)	k	$278,491
Term deposit	75,000	-	-		75,000
Accounts receivables, net	308,067	16,420	-		324,487
Inventories	348,837	41,750	10,979	b	401,566
Prepaid expenses and other	17,349	816	-		18,165
Total current assets	1,169,114	94,195	(165,600)		1,097,709
Property, plant and equipment, net	1,095,340	148,979	64,781	b,h	1,309,100
Investment in joint ventures	46,584	-	-		46,584
Amortizable intangible assets, net	44,901	14,792	2,278	b	61,971
Goodwill	-	-	31,319	b	31,319
Operating lease right-of-use assets	9,958	4,642	-		14,600
Pension asset	3,888	-	-		3,888
Other long-term assets	44,672	-	-		44,672
Deferred income tax	1,259	-	-		1,259
Total assets	$2,415,716	$262,608	$(67,222)		$2,611,102
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and other	$273,122	$59,641	$3,681	a,h	$336,444
Pension and other post-retirement benefit obligations	782	-	-		782
Total current liabilities	273,904	59,641	3,681		337,226
Long-term debt	1,245,906	128,382	(24,512)	b,k	1,349,776
Pension and other post-retirement benefit obligations	19,498	-	-		19,498
Operating lease liabilities	7,161	2,511	-		9,672
Other long-term liabilities	13,227	3,428	(3,428)	b	13,227
Deferred income tax	103,898	4,571	22,819	b	131,288
Total liabilities	1,663,594	198,533	(1,440)		1,860,687
Shareholders' equity
Common shares	66,132	26	(26)	j	66,132
Additional paid-in capital	350,224	-	-		350,224
Retained earnings (deficit)	521,274	57,010	(58,717)	a,b,i,j	519,567
Accumulated other comprehensive loss	(185,508)	-	-		(185,508)
Total shareholders' equity	752,122	57,036	(58,743)		750,415
Noncontrolling interest	-	7,039	(7,039)	i	-
Total liabilities and equity	$2,415,716	$262,608	$(67,222)		$2,611,102

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2022

Unaudited (In thousands, except share and per share data)

	Mercer	HIT	Pro Forma Adjustments		Pro Forma Consolidated
			(note 4)
Revenues	$1,165,067	$172,309	$-		$1,337,376
Costs and expenses
Cost of sales, excluding depreciation and amortization	819,766	97,601	-		917,367
Cost of sales depreciation and amortization	63,101	11,164	2,498	c,d	76,763
Selling, general and administrative expenses	45,818	15,743	-		61,561
Operating income	236,382	47,801	(2,498)		281,685
Other income (expenses)
Interest expense	(34,796)	(1,343)	238	e,l	(35,901)
Other income	17,045	-	-		17,045
Total other income (expenses)	(17,751)	(1,343)	238		(18,856)
Income (loss) before income taxes	218,631	46,458	(2,260)		262,829
Income tax recovery (provision)	(58,362)	(14,130)	678	c,d,e,l	(71,814)
Net income (loss)	160,269	32,328	(1,582)		191,015
Net income attributable to noncontrolling interest	-	(3,265)	3,265	i	-
Net income attributable to common shareholders	$160,269	$29,063	$1,683		$191,015
Net income per common share
Basic	$2.43				$2.89
Diluted	$2.41				$2.87
Weighted average number of shares outstanding:
Basic	66,067,051				66,067,051
Diluted	66,507,218				66,507,218

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Unaudited (In thousands, except share and per share data)

	Mercer	HIT	Pro Forma Adjustments		Pro Forma Consolidated
		(note 5)	(note 4)
Revenues	$1,803,255	$268,641	$-		$2,071,896
Costs and expenses
Cost of sales, excluding depreciation and amortization	1,245,622	171,159	-		1,416,781
Cost of sales depreciation and amortization	132,117	23,145	5,406	c,d	160,668
Selling, general and administrative expenses	78,933	27,315	1,707	a	107,955
Operating income	346,583	47,022	(7,113)		386,492
Other income (expenses)
Interest expense	(70,047)	(4,329)	1,937	e,l	(72,439)
Loss on early extinguishment of debt	(30,368)	-	-		(30,368)
Reduction in debt exit fee	-	12,068	(12,068)	f	-
Legal settlement	-	(6,330)	6,330	g	-
Other income	14,399	32	-		14,431
Total other income (expenses)	(86,016)	1,441	(3,801)		(88,376)
Income (loss) before income taxes	260,567	48,463	(10,914)		298,116
Income tax recovery (provision)	(89,579)	(11,691)	2,762	c,d,e, f,g,l	(98,508)
Net income (loss)	170,988	36,772	(8,152)		199,608
Net income attributable to noncontrolling interest	-	(4,299)	4,299	i	-
Net income (loss) attributable to common shareholders	$170,988	$32,473	$(3,853)		$199,608
Net income per common share
Basic	$2.59				$3.03
Diluted	$2.58				$3.01
Weighted average number of shares outstanding:
Basic	65,944,494				65,944,494
Diluted	66,284,003				66,284,003

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 1. Basis of Presentation

The unaudited pro forma consolidated balance sheet of Mercer as of June 30, 2022, the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2022 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2021 have been prepared by Mercer after giving effect to the business combination between Mercer and HIT as if it had occurred on June 30, 2022 for the unaudited pro forma consolidated balance sheet and on January 1, 2021 for the unaudited pro forma consolidated statements of operations.

The historical consolidated financial statements of Mercer have been prepared in conformity with GAAP. The historical consolidated financial information of HIT as at and for the six months ended June 30, 2022 has been prepared using GAAP principles and the consolidated financial statements of HIT for the year ended December 31, 2021 have been prepared in conformity with German GAAP. For purposes of preparing the unaudited pro forma consolidated statement of operations for the year ended December 31, 2021, the HIT historical consolidated income statement has been reconciled to GAAP. See Note 5.

These unaudited pro forma consolidated financial statements have been compiled from:

(a)

the unaudited pro forma consolidated balance sheet combining the unaudited consolidated balance sheet of Mercer as of June 30, 2022 and the unaudited consolidated balance sheet of HIT as of June 30, 2022; and

(b)

the unaudited pro forma consolidated statement of operations combining the unaudited consolidated statement of operations of Mercer for the six months ended June 30, 2022 and the unaudited consolidated income statement of HIT for the six months ended June 30, 2022; and

(c)

the unaudited pro forma consolidated statement of operations combining the audited consolidated statement of operations of Mercer for the year ended December 31, 2021, the audited consolidated income statement for HIT for the year ended December 31, 2021 and adjustments to the audited income statement of HIT for the year ended December 31, 2021 to conform to GAAP.

The unaudited pro forma consolidated financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been achieved had the Company and HIT been a combined company during the respective periods presented. The assumptions and adjustments to reflect the Acquisition as of the applicable dates are described in Note 4 to the unaudited pro forma consolidated financial statements. The unaudited pro forma financial statements are based on preliminary estimates; the final amounts recorded for the Acquisition (as defined in Note 3) may differ materially from the information presented.

The Acquisition is reflected in the unaudited pro forma consolidated financial statements as being accounted for based on the acquisition method in accordance with the Accounting Standards Codification Topic 805, Business Combinations. Under the acquisition method, the total estimated purchase price is calculated as described in Note 3 to the unaudited pro forma consolidated financial statements. In accordance with the accounting guidance for business combinations, the assets acquired and liabilities assumed have been measured at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The unaudited pro forma consolidated financial statements do not reflect cost savings (or associated costs to achieve such savings) from operating efficiencies, synergies or other restructuring that could result from the Acquisition.

The unaudited pro forma consolidated financial statements should be read in conjunction with Mercer’s unaudited consolidated financial statements as at and for the six months ended June 30, 2022 and the audited consolidated financial statements for the year ended December 31, 2021, and HIT’s audited consolidated financial statements as at and for the year ended December 31, 2021.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 2. Significant Accounting Policies

The GAAP accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in Mercer’s audited consolidated financial statements for the year ended December 31, 2021 and unaudited interim consolidated financial statements for the six months ended June 30, 2022. For the year ended December 31, 2021 HIT’s consolidated financial statements were prepared in conformity with German GAAP, as outlined in HIT’s audited consolidated financial statements for the year ended December 31, 2021. As a result, in preparation of the unaudited pro forma consolidated financial statements, reconciling adjustments were applied to the HIT consolidated financial statements to conform to GAAP. The reconciling differences between German GAAP and GAAP are reflected in Note 5 to these unaudited pro forma consolidated financial statements and in a reconciliation note included in the audited financial statements of HIT as at and for the year ended December 31, 2021 which appear in Exhibit 99.2 to this Current Report on Form 8-K. For the period as at June 30, 2022 and for the six months ended June 30, 2022 HIT’s consolidated financial information was prepared using GAAP principles.

The unaudited pro forma consolidated financial statements are presented in U.S. dollars (“$” or “dollars”), Mercer’s reporting currency. For the year ended December 31, 2021, HIT’s consolidated financial statements are presented in euros (“€”). Mercer translated HIT’s consolidated income statement at the average rate of exchange for the year ended December 31, 2021 (€1.1831 to $1.00).

Note 3. Acquisition

On September 30, 2022, the Company acquired all of the issued and outstanding shares of the parent company of HIT for consideration of €270,000 ($263,196) cash. The acquisition results in 100% ownership of a timber processing and value-add pallet production facility in Torgau, Germany and a wood processing facility in Dahlen, Germany that produces garden products.

For the purposes of these unaudited pro forma consolidated financial statements, Mercer has completed a preliminary estimate of the fair value of all identifiable assets acquired and liabilities assumed. The preliminary estimated fair value of all the assets acquired and liabilities assumed may be revised as a result of additional information obtained regarding the assets acquired and liabilities assumed, and revisions of provisional estimates of fair value, including, but not limited to, the completion of valuations related to property, plant, and equipment and the identification of intangible assets and liabilities. The purchase price allocation will be finalized during the 12-month measurement period following the acquisition date. Therefore, it is likely that the fair value of the assets acquired and liabilities assumed will vary from those shown and as reflected in the unaudited pro forma consolidated balance sheet, and the differences may be material.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 3. Acquisition (continued)

The following summarizes the Company’s preliminary allocation of the purchase price to the fair value of the assets acquired and liabilities assumed at the acquisition date:

Purchase Price Allocation
Cash	$5,829
Accounts receivable	13,632
Inventories	50,900
Other current assets	2,760
Property, plant and equipment	203,849
Amortizable intangible asset, order backlog (a)	16,020
Goodwill (b)	33,037
Other long-term assets	3,934
Total assets acquired	329,961
Accounts payable and other current liabilities	(38,907)
Deferred income tax	(25,370)
Other long-term liabilities	(2,488)
Total liabilities assumed	(66,765)
Net assets acquired	$263,196

(a)	The order backlog will be realized within one year of the acquisition.

(b)	The goodwill is primarily for expected synergies from combining the operations of HIT with the Company’s existing German operations. The goodwill is not deductible for tax purposes.

Note 4. Pro Forma Assumptions and Adjustments

The unaudited pro forma consolidated financial statements include the following pro forma assumptions and adjustments. To the extent applicable, the pro forma adjustments that follow have been tax effected at the German statutory rate of 30% for German related adjustments.

Acquisition of HIT:

(a)	Increase in accounts payable and other and selling, general and administration expenses of $1,707 representing Mercer’s estimated transaction costs associated with the Acquisition.

(b)

Recognition of goodwill of $31,319 and the increase in the preliminary estimated fair value of property, plant and equipment of $62,807, amortizable intangible assets of $2,278, inventories of $10,979 and the deferred tax liability of $22,819. This entry also eliminates long-term debt of $128,382 and other long-term liabilities of $3,428 that Mercer is not assuming as part of the Acquisition.

(c)	Increase in depreciation of $4,783 for the six months ended June 30, 2022 and $10,350 for the year ended December 31, 2021 associated with the property, plant and equipment fair value adjustment.

(d)

Reverse amortization of $2,285 for the six months ended June 30, 2022 and $4,944 for the year ended December 31, 2021 for amortizable intangible assets that were determined to have a fair value of nil at the time of acquisition.

(e)

Elimination of HIT’s interest expense of $1,344 for the six months ended June 30, 2022 and $4,329 for the year ended December 31, 2021 associated with debt that Mercer is not assuming as part of the Acquisition.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 4. Pro Forma Assumptions and Adjustments (continued)

(f)	Elimination of the reduction of the debt exit fee of $12,068 for the year ended December 31, 2021 for debt that Mercer is not assuming as part of the Acquisition.

(g)	Elimination of HIT’s legal settlement expense of $6,330 for the year ended December 31, 2021 for a legal liability Mercer is not assuming as part of the Acquisition.

(h)	Increase in accounts payable and property, plant and equipment for the estimated property transfer tax of $1,974.

(i)	Elimination of HIT’s noncontrolling interest acquired with the Acquisition.

(j)	Elimination of HIT’s shareholders’ equity.

Financing for the HIT acquisition:

(k)	Recognition of €100,000 ($103,870) of drawing on the German revolving credit facility and the cash payment of $176,579 for the acquisition of HIT for €270,000 ($280,449).

(l)	Recognition of interest expense of $1,105 for the six months ended June 30, 2022 and $2,392 for the year ended December 31, 2021 on borrowings from the German revolving credit facility.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 5. GAAP Differences, Reclassifications and Presentation Changes

HIT prepared its financial statements as at and for the year ended December 31, 2021 in accordance with German GAAP. For the purposes of these unaudited pro forma consolidated financial statements, certain reconciling adjustments were applied in order to align HIT’s accounting policies under German GAAP with Mercer’s accounting policies under GAAP. The reconciling adjustments are further described below and in a reconciliation note included in the audited financial statements of HIT as at and for the year ended December 31, 2021 which appear in Exhibit 99.2 to this Current Report on Form 8-K.

CONSOLIDATED INCOME STATEMENT OF WOOD HOLDCO GMBH, TORGAU

Year Ended December 31, 2021

	German GAAP	Adjustments		GAAP	GAAP
					(Note 2)
Revenues	€227,065	€-		€227,065	$268,641
Costs and expenses
Cost of sales, excluding depreciation and amortization	162,908	(18,238)	a,b,c,d	144,670	171,159
Cost of sales depreciation and amortization	19,563	-		19,563	23,145
Selling, general and administrative expenses	-	23,088	b	23,088	27,315
Operating income	44,594	(4,850)		39,744	47,022
Other income (expenses)
Interest expense	(3,659)	-		(3,659)	(4,329)
Reduction in debt exit fee	-	10,200	c	10,200	12,068
Legal settlement	-	(5,350)	d	(5,350)	(6,330)
Other income	27	-	e	27	32
Total other income (expenses)	(3,632)	4,850		1,218	1,441
Income before income tax	40,962	-		40,962	48,463
Income tax provision	(9,882)	-		(9,882)	(11,691)
Net income	31,080	-		31,080	36,772
Net income attributable to noncontrolling interest	(3,634)	-		(3,634)	(4,299)
Net income attributable to common shareholders	€27,446	€-		€27,446	$32,473

Adjustments from German GAAP to GAAP:

(a)	Combine the following financial statement lines in HIT’s consolidated income statement and present as cost of sales, excluding depreciation and amortization:

Change in finished goods inventories and work in progress	€3,738
Other operating income	12,348
Cost of materials	(102,464)
Personnel expenses	(37,516)
Other operating expenses	(38,825)
Other taxes	(189)
€(162,908)

A portion of some of the costs presented in the table above were subsequently reclassified to other expense lines (see notes (b), (c) and (d) below) based on the nature of the expenses.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 5. GAAP Differences, Reclassifications and Presentation Changes (continued)

(b)	Reclass from cost of sales, excluding depreciation and amortization to selling, general and administrative expenses €23,088.

(c)	Reclass from cost of sales, excluding depreciation and amortization to other income (expenses), €10,200 related to a reduction of a debt exit fee.

(d)	Reclass from cost of sales, excluding depreciation and amortization to other income (expenses), €5,350 related to a legal settlement.

Reclassifications and presentation changes:

Certain reclassification adjustments and presentation changes were applied to HIT’s consolidated income statement for the year ended December 31, 2021 in order to align with Mercer’s financial statement presentation:

(e)	Combine other interest and similar income of €52 and write-downs of financial assets of €25 and present on a net basis within other income.

(f)

In the consolidated income statement the following description of certain financial statement line items has been changed to be in accordance with Mercer’s line descriptions: sales revenues has been changed to revenues, amortization of intangible assets and depreciation of tangible assets has been changed to cost of sales depreciation and amortization, interest and similar expenses has been changed to interest expense, taxes on income has been changed to income tax provision and gains accruing to non-controlling interests has been changed to net income attributable to noncontrolling interest.

Note 6. Net Income Per Common Share

The unaudited pro forma net income per common share, both basic and diluted, is computed by dividing the unaudited pro forma net income by the unaudited pro forma weighted average number of common shares outstanding on a basic or diluted basis. The calculation uses the weighted average number of Mercer’s common shares for the six months ended June 30, 2022 and for the year ended December 31, 2021.